UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2023

NB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333- 272567	93-2560883
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1063 Great Plain Avenue, Needham, Massachusetts		02492
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:         (781) 444-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On October 12, 2023, NB Bancorp, Inc., a Maryland corporation (the “Company”), NB Financial, MHC, NB Financial, Inc. and Needham Bank (the “Bank”) entered into an Agency Agreement with Piper Sandler & Co. (“Piper Sandler”). Piper Sandler will assist in the marketing of the Company’s common stock during the Company’s stock offering in connection with NB Financial, MHC’s pending conversion from a mutual holding company to a stock holding company.

For its services in the subscription and community offering, Piper Sandler will receive a fee equal to 1.35% of the aggregate purchase price of the shares of the Company’s common stock sold in the subscription offering and 3.00% of the aggregate purchase price of all shares of common stock sold in the community offering. No fee will be payable to Piper Sandler with respect to shares purchased by the Company’s directors, officers, employees or their immediate families and their personal trusts, shares purchased by employee benefit plans or trusts of the Company or the Bank, and shares issued to the charitable foundation being established in connection with the conversion.

In addition, Piper Sandler will receive a fee of $85,000 for records services, as well as a reimbursement for out-of-pocket expenses and legal expenses related to its marketing services and its records agent services. If the Company conducts a syndicated community offering, the Company will pay a transaction fee not to exceed 5.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333- 272567), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated October 12, 2023.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	1.1	Agency Agreement dated October 12, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NB BANCORP, INC.

DATE: October 12, 2023	By:	/s/ Joseph P. Campanelli
Joseph P. Campanelli
President and Chief Executive Officer